SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           ---------------------


                                Form 8-K/A

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                Date of This Amendment:  November 21, 1996
                    Date of Form 8-K:  October 16, 1996
             Date of Earliest Event Reported:  October 2, 1996


                            HON INDUSTRIES Inc.
          (Exact name of registrant as specified in its charter)


     IOWA                      0-2648                    42-0617510
(State or other              (Commission               (IRS Employer
jurisdiction of              File Number)           Identification Number)
incorporation)


       414 EAST THIRD STREET
          P.O. BOX 1109
          MUSCATINE, IA                                     52761-7109
(Address of principal executive offices)                    (Zip Code)


                              (319) 264-7400
           (Registrant's telephone number, including area code)

               AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K


The undersigned registrant amends Item 7 (a) and Item 7 (b) of its Current Report on Form 8-K dated October 16, 1996, as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial statements of business acquired.

Effective November 18, 1996, the Securities and Exchange Commission revised the rules which require registrants to provide financial statements for significant business acquisitions (Release 33-7355). The acquired business that is the subject of this filing does not meet the 20% threshold tests, therefore, no financial statement information is required to be filed under the amended rules. On October 16, 1996, the registrant filed a timely Current Report of Form 8-K providing all other required information regarding the acquisition event, except Item 7 (a) and (b) information. The registrant had until December 16, 1996, to file an amendment providing the remaining data under the then existing rules. Therefore, in compliance with this new rule, the registrant will not file any financial statement data for the acquired business.

(b) Pro forma financial information.

Effective November 18, 1996, the Securities and Exchange Commission revised the rules which require registrants to provide pro forma financial information for significant business acquisitions (Release 33-7355). The acquired business that is the subject of this filing does not meet the 20% threshold tests, therefore, no pro forma financial information is required to be filed under the amended rules. On October 16, 1996, the registrant filed a timely Current Report of Form 8-K providing all other required information regarding the acquisition event, except Item 7 (a) and (b) information. The registrant had until December 16, 1996, to file an amendment providing the remaining data under the then existing rules. Therefore, in compliance with this new rule, the registrant will not file any pro forma financial information related to the acquired business.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HON INDUSTRIES Inc.

Date:  November 21, 1996                By: /s/David C. Stuebe
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                                            David C. Stuebe
                                            Vice President and
                                            Chief Financial Officer